Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                          30
Due Period                                                     01-Mar-98
Distribution Date                                              14-Apr-98
Payment Date                                                   15-Apr-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                          18.98%
Annualized Gross Losses                                        -8.34%
Annualized Portfolio Yield                                  10.64%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                    214168844.37
     30 -   59 days (%)                                     5.30%
     60 -   89 days ($)                                     79503652.19
     60 -   89 days (%)                                     1.97%
     90 - 119 days ($)                                      52037234.87
     90 - 119 days (%)                                      1.29%
   120 - 149 days ($)                                       44464698.7
   120 - 149 days (%)                                       1.10%
   150 - 179 days ($)                                       40472882.35
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                       40363218.85
   180 - 209 days (%)                                       1.00%
   210 - 239 days ($)                                       36920374.25
   210 - 239 days (%)                                       0.91%
   240 - 269 days ($)                                       34283268.66
   240 - 269 days (%)                                       0.85%
   270 - 299 days ($)                                       33661992
   270 - 299 days (%)                                       0.83%
            300+ days  ($)                                  5445568.07
            300+ days (%)                                   0.13%
Additional Balances on Existing Credit Lines (draws-prin only)49,138,951.67
Principal Collections                                         119,969,234.55
Defaulted Receivables                                         28,769,674.72
Finance Charge  & Administrative Collections                  64,141,880.79
Recoveries                                                    1,316,802.00
Average Principal Balance                                     4,139,038,941.67
Personal Homeowner Lines as % of Total Principal              29.90%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                 25
Distribution Date:                                          14-Apr-98
Payment Date:                                               15-Apr-98
Collection Period Beginning:                                01-Mar-98
Collection Period Ending:                                   31-Mar-98
Note and Certificate Accrual Beginning:                     16-Mar-98
Note and Certificate Accrual Ending:                        15-Apr-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount    8.11%
OC Balance as % of Ending Participation Invested Amount       8.33%
OC Balance as % of Ending Participation Invested Amt (3 month avg        7.91%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test          ---
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                                   534,052,356.94
Denominator - Component (x)-Aggregate Receivables & Part Int  4,139,038,941.67
Denominator - Component (y) - Aggregate Numerators          4,049,933,184.08
Applicable Interest Allocation Percentage                   12.90%
Principal Allocation Percentage Calculation:
Numerator                                                   534,052,356.94
Denominator - Component (x)-Aggregate Receivables & Part Int  4,139,038,941.67
Denominator - Component (y) - Aggregate Numerators          3,856,384,796.98
Applicable Principal Allocation Percentage                  12.90%
Default Allocation Percentage Calculation:
Numerator                                                   534,052,356.94
Denominator - Component (x)-Aggregate Receivables & Part Int  4,139,038,941.67
Denominator - Component (y) - Aggregate Numerators          4,049,933,184.08
Default Allocation Percentage (Floating Allocation Percentage) 12.90%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                       9,612,942.42
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii)) 3,712,096.65 Excess of (i) 1.8% of Part. Inv. Amt. over (ii) Series Part. Int 5,900,845.77
Minimum Principal Amount                                    5,900,845.77
Investor Principal Collections                              9,139,097.28
Investor Finance Charge and Admin. Collections (4.11a)      8,446,009.89
Investor Allocated Defaulted Amounts                        3,712,096.65
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance            534,052,356.94
Beginning Participation Invested Amount                     534,052,356.94
Ending Participation Unpaid Principal Balance               521,201,163.01
Ending Participation Invested Amount                        521,201,163.01
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)3,322,992.44
Note Int & Cert Yield Amounts Due Pursuant to Sec. 3.05     2,475,488.53
Participation Invested Amount x 25bps per annum             111,260.91
Participation Interest Distribution Amount                  3,322,992.44
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)      8,446,009.89
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)     0.00
Series Participation Interest Monthly Int (Sec. 4.11 (a)(ii)) 3,322,992.44 Series Participation Interest Default Amount (Sec. 4.11 (a)(iii)) 3,712,096.65
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i   0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))     890,087.26
Excess (Sec. 4.11 (a)(vi))                                  520,833.53
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal             12,851,193.93
Beginning Unreimbursed Participation Interest Charge-Offs      0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))    0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i   0.00
Ending Unreimbursed Participation Interest Charge-Offs         0.00
Available Investor Principal Collections                    12,851,193.93
Participation Interest Distribution Amount                  3,322,992.44
Series Participation Interest Charge-Offs                   0.00
OWNER TRUST CALCULATIONS
Note Int & Cert Yield Amounts Due Pursuant to Sec. 3.05     2,475,488.53
Excess Interest                                             847,503.91
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00
+Available Investor Principal Collections                     12,851,193.93
+Series Participation Interest Charge Offs                    0.00
+ Lesser of Excess Interest and Carryover Charge Offs         0.00
Optimum Monthly Principal                                     12,851,193.93
Are the Notes Retired ?                                       0.00
Accelerated Principal Payment                                 111,260.91
Beginning Class A Security Balance                            329,025,025.68
Beginning Class B Security Balance                            136,244,640.00
Beginning Certificate  Security Balance                       25,455,360.00
Beginning Overcollateralization Amount plus APP               43,438,592.17
Beginning Class A Adjusted Balance                            329,025,025.68
Beginning Class B Adjusted Balance                            136,244,640.00
Beginning Certficate  Adjusted Balance                        25,455,360.00
Beginning Overcollateralization Amount plus APP               43,438,592.17
Class A Balance After Payment pursuant to clause (iv)         316,173,831.75
Class B Balance After Payment pursuant to clause (v)          136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)     25,455,360.00
Class B Minimum Adjusted Principal Balance                    49,000,000.00
Certificate Minimum Adjusted Principal Balance                4,900,000.00
Minimum Overcollateralization Amount                          13,300,000.00
Certificate Minimum Balance Target                            15,794,480.04
Scheduled Certificate Payment to Certificate Minimum Bal Target9,660,879.96
Class A Targeted Balance                                      271,024,604.77
Class B Targeted Balance                                      137,271,180.07
Certificate Targeted Balance                                  19,268,580.77
Class A:  Payment Required to get to Target                   58,000,420.92
Class B:  Payment Required to get to Target or Minimum Adjusted Bal       0.00
Certificate:  Payment Required to get to Target or Minimum Adj B 6,186,779.23
OC:  Payment to get to Minimum Overcollateralization Amount      30,138,592.17
Section 3.05 Payment of Principal and Interest;  Defaulted Interest       0.00
Pay Certificate Yield in step (i) (1= Yes)                    1.00
Remittances on the Participation                              16,174,186.37
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))  1,619,762.78
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))  713,865.15
(iii)   Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c))   141,860.60
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Bal (Sec.3.05(ii)(a))  12,851,193.93
(v)    Pay Class B to Targeted Principal Bal (Sec. 3.05 (ii)(b))0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05 (i)(     0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)     0.00
(vii)  Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 (     0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a)  Pay Class A to Targeted Principal Balance (Sec. 3.05 (v 111,260.91
(viii) (b)  Pay Class B to Targeted Principal Balance (Sec. 3.05 (v       0.00
(viii) (c)  Pay Class A to zero (Sec. 3.05 (v)(c))                        0.00
(viii) (d)  Pay Class B to zero (Sec. 3.05 (v)(d))                        0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                            0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                            0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05 (     0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       736,243.00
Total Reconciliation Check                            (shou             0.00
Accelerated Principal Reconciliation                  (should equal $     0.00
Optimum Monthly Principal Reconciliation        (should equal charge-     0.00

BOND SUMMARY:
Beginning Class A Note Security Balance                        $329,025,025.68
Beginning Class B Note Security Balance                        $136,244,640.00
Beginning Certificate Security Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $43,327,331.26
Beginning Class A Adjusted Balance                             $329,025,025.68
Beginning Class B Adjusted Balance                             $136,244,640.00
Beginning Certficate  Adjusted Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $43,327,331.26
Ending Class A Note Security Balance                           $316,062,570.85
Ending Class B Note Security Balance                           $136,244,640.00
Ending Certificate Security Balance                             $25,455,360.00
Ending Overcollateralization Amount                             $43,438,592.17
Ending Class A Adjusted Balance                                $316,062,570.85
Ending Class B Adjusted Balance                                $136,244,640.00
Ending Certficate  Adjusted Balance                             $25,455,360.00
Ending Overcollateralization Amount                             $43,438,592.17
Class A Note Rate Capped at 13%                                      5.907500%
Class B Note Rate Capped at 15%                                      6.287500%
Certificate Rate Capped at 16%                                       6.687500%
Class A Interest Due                                             $1,619,762.78
Class B Interest Due                                               $713,865.15
Certificate Yield  Due                                             $141,860.60
Class A Interest Paid                                            $1,619,762.78
Class B Interest Paid                                              $713,865.15
Certificate Yield Paid                                             $141,860.60
Class A Unpaid Interest                                                  $0.00
Class B Unpaid Interest                                                  $0.00
Certificate Unpaid Yield                                                 $0.00
Class A Principal Paid                                          $12,962,454.84
Class B Principal Paid                                                   $0.00
Certificate Principal Paid                                               $0.00
OC Principal Paid                                                        $0.00
Beginning Class A Net Charge-Off                                         $0.00
Beginning Class B Net Charge-Off                                         $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A                                           $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      $111,260.91
 Total Charge-Offs:                                                      $0.00
Charge-Offs Allocated to Class A                                         $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A Net Charge-Off                                            $0.00
Ending Class B Net Charge-Off                                            $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Bond Balance Reconciliation    (should equal $0.00)                      $0.00
Certificate Balance/Participation Invested Amount (Beginning of Month 4.7665% Designated Certificate / Certificate Security (Balance Begin of Mon 1.003168%
Designated Certificate  - Beginning of Month                       $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec.3.05(      $0.00
Designated Certificate  - End of Month                             $255,360.00
Interest Payments in Respect of Designated Certificate (Sec.3.05(i) $1,423.10 Designated Certificateholder Accelerated Principal Paymts-Begin $3,427,331.26
Accelerated Principal Payment (Sec. 3.05 (v))                      $111,260.91
Payments to Holder of Designated Certificate in respect to Acc Prin      $0.00
Designated Certificateholder Accelerated Principal Paymts-Ending$3,538,592.17
Designated Certificateholder Holdback Amount (Begin of Month)   $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amt         $0.00
Designated Certificateholder Holdback Amount (End of Month)     $39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo    $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))                      $736,243.00
MONTHLY SECURITY  REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Ending Pool Principal Balance                                $4,039,605,630.73
Series 1996-1 Participation Invested Amount                    $521,201,163.01
Seller Amount                                                   $84,831,574.75
Remittances on the Participation                                $16,174,186.37
Optimum Monthly Principal                                       $12,851,193.93
Accelerated Principal Payment                                      $111,260.91
Beginning Class A Note Security Balance                        $329,025,025.68
Beginning Class B Note Security Balance                        $136,244,640.00
Beginning Certificate Security Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $43,327,331.26
Beginning Class A Adjusted Balance                             $329,025,025.68
Beginning Class B Adjusted Balance                             $136,244,640.00
Beginning Certficate  Adjusted Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $43,327,331.26
Ending Class A Note Security Balance                           $316,062,570.85
Ending Class B Note Security Balance                           $136,244,640.00
Ending Certificate Security Balance                             $25,455,360.00
Ending Overcollateralization Amount                             $43,438,592.17
Ending Class A Adjusted Balance                                $316,062,570.85
Ending Class B Adjusted Balance                                $136,244,640.00
Ending Certificate  Adjusted Balance                            $25,455,360.00
Ending Overcollateralization Amount                             $43,438,592.17
Class A Note Rate Capped at 13%                                      5.907500%
Class B Note Rate Capped at 15%                                      6.287500%
Certificate Rate Capped at 16%                                       6.687500%
Class A Interest Due                                             $1,619,762.78
Class B Interest Due                                               $713,865.15
Certificate Yield  Due                                             $141,860.60
Class A Interest Paid                                            $1,619,762.78
Class B Interest Paid                                              $713,865.15
Certificate Yield Paid                                             $141,860.60
Class A Unpaid Interest                                                  $0.00
Class B Unpaid Interest                                                  $0.00
Cetificate Unpaid Yield                                                  $0.00
Class A Principal Paid                                          $12,962,454.84
Class B Principal Paid                                                   $0.00
Certificate  Principal Paid                                              $0.00
OC Principal Paid                                                        $0.00
Beginning Class A Net Charge-Off                                         $0.00
Beginning Class B Net Charge-Off                                         $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A                                           $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      $111,260.91
 Total Charge-Offs:                                                      $0.00
Charge-Offs Allocated to Class A                                         $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A Net Charge-Off                                            $0.00
Ending Class B Net Charge-Off                                            $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Interest paid per $1,000 Class A                                      2.537222
Principal paid per $1,000 Class A                                    20.304597
Interest paid per $1,000 Class B                                      5.239583
Principal paid per $1,000 Class B                                     0.000000
Yield Paid per $1,000 Certificate                                     5.572917
Principal Paid per $1,000 Certificate                                 0.000000

BLOOMBERG SUMMARY

HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Distribution Date                                                    15-Apr-98
Due Period                                                              Mar-98
Monthly Payment Rate (including charge offs)                             3.59%
Monthly Draw Rate                                                        1.19%
Monthly Net Payment Rate                                                 2.41%
Actual Payment Rate                                                      2.41%
Annualized Cash Yield                                                   18.98%
Annualized Gross Losses                                                  8.34%
Annualized Portfolio Yield                                              10.64%
Weighted Coupon                                                          6.05%
Excess Servicing                                                         4.58%
Ending Overcollateralization Percentage (3 mo avg)                       8.12%
Trigger Level                                                            4.75%
Excess Overcollateralization                                             3.37%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                            5.30%
      60-89 days (Del Stat 2)                                            1.97%
      90+ days (Del Stat 3+)                                             7.12%
Total Participation Balance (ending)                            521,201,163.01